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                                                                   EXHIBIT 10.11

                             House Rental Contract

Article 1    Subject and Conditions of Rental

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
Lessor (Party A)     Chiang Pai-yuan      ID Card Number        A121978362         Contact Address     7F, 4 Lane 370,
                     Chiang Jen-hang                            A121897219                             Shipai Road Section
                     Chiang Chou p'ing                          A121897228                             Two, Taipei City

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Lessee (Party B)     AUNET (US company)   Chairman              Tseng Ping-ti      Company Reg. No.    96971524
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Subject of Rental    12F, 6 Minchuan East Road Section Three, Taipei City          Rental Area         234.59 ping
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Deposit              NT$3.2 million                                                                    (including public
                                                                                                       facilities)
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Monthly Rental       NT$563,016                                                    Rental per Ping     NT$2,400
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Rental Period        Two  years, from November 1, 1998 to October 31, 2000
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Method of Payment    Rent to be paid every three months (the two year rental period shall be divided into eight payment periods; on the first day of the first month of each period, Party B shall make payment to Party A with a check for three months' rent, payable at sight).
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Article 2   Deposit and Method of Payment of Rent

1. On the expiry of the rental period, Party A shall return to Party B (without interest) the deposit of NT$3.2 million paid by Party B to Party A, provided that Party B has returned the rental property in its original condition, has paid to Party A all expenses payable to them; and has submitted to Party A the rental tax withholding slips and a copy of the certificate proving that Party B has changed their registered business address to a new address.
2. Rent shall be payable beginning on November 1, 1998. Both parties agree that the property shall be handed over to Party B in the same condition as it was handed over to Party A by Mei Fu Construction.

Article 3   Stipulations Governing the Use of the Rental Property

1. The whole of Party A's rental property as noted in this agreement, including the interior of the property and that portion of public facilities allocated to Party A (the total area being that noted in Article
     1) shall be rented to Party B for use as offices; it may not be used for any other purpose. Party B may not use the property for any other purpose, or for any purpose not covered by the areas of business noted on Party B's business registration license, without the permission of Party A. Party B further undertakes not to use rental property as the place of business of a securities firm, futures company, illegal investment company or any other business which would entail large numbers of the general public entering and

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     leaving the property; violation of this restriction will be treated as breach of contract. Party B may not sub-let, underlease, lend out, invite purchase of or in any other way make the use of the rental property, in part or in whole, available to a third party.
2. The rental property may not be used for illegal purposes, or for the storage of dangerous articles, nor may it be used in such a way as to affect public safety or public health, or to cause disturbance. Party B may not install telecommunications antennae etc. without permission.
3. Any signs set up by Party B bearing their company name must be in accordance with the uniform regulations for the whole building. Party B may not undertake decoration in, place advertisements on or store articles in the stairways, elevators, corridors and other public places, or on the external walls of the building, etc, so as avoid obstructing public use and passage.
4. On the expiry of the rental period, Party B must immediately return the rental property. They may not require payment of removal fees or any other expenses from Party A.

Article 4  Custody and Maintenance of the Rental Property

1. Party B shall make use of and maintain the rental property as a responsible custodian. In the event of any damage being caused to the property or its facilities by Party B, their family, employees or customers, whether willfully or as the result of oversight, Party B shall be required to pay compensation.
2. If Party B wishes to undertake any major redecoration or alteration of the facilities, they must submit a written application (with the relevant plans and design contents appended) to Party A and the building management committee; only when their approval has been obtained may the work be undertaken. No harm may be caused to the original building, nor may the building structure or original architectural design be affected. On the expiry of the rental period, Party B must return the property to its original condition; they may request no compensation for this, in the event of any violation of these stipulations, Party B shall be required to restore the property completely and to pay compensation; Party A also has the right to arrange for repairs to be made themselves, in which case Party B

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     shall be required to pay all expenses incurred.
3. Party B and their employees may not engage in any illegal behavior or behavior such as to violate public order within the rental property. In the event that this stipulation is violated, resulting in harm to Party A, the building or the subject property, Party B shall be required to accept joint responsibility.
4. Party A has the right to enter the rental property to undertake testing, inspection, maintenance or repair of the original facilities, provided that notification is given to Party B in advance. Party B shall be responsible for the cost of maintenance of the facilities. In the event that breakdown of machinery is due to the age of the machinery rather than deliberate damage by Party B, Party A shall be responsible for the cost of repair.
5. If, during the rental period, a fire or injury occurs as the result of the actions of Party B or their employees, whether deliberately or through oversight, all responsibility and liability for compensation shall be borne by Party B; Party A shall bear no responsibility.

Article 5  Tax and Other Expenses

1. A11 rental income tax payable by Party A shall be withheld by Party B and paid monthly in accordance with the provisions of the Income Tax Law. The original copy of the annual tax return shall be submitted to Party A in February of the following year.
2. With the exception of business use land tax, house tax and other taxes which the law requires be paid by Party A, all other water and electricity charges, cleaning fees, management fees, gas charges, telecommunications charges and other miscellaneous expenses relating to the management and use of the property, as well as all taxes payable as a result of Party B's business activities, shall be paid by Party B beginning on the date on which the rental property was transferred to Party B by Party A.

Article 6  Breach of Contract and Penalties.

1. In the event that either party wishes to terminate the rental contract prior to the expiry of the rental period, they must notify the other party by registered post at least six months in advance. If the party

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     wishing to terminate the contract fails to provide this notification, this shall be treated as breach of contract. The party having committed breach of contract shall pay the other party an amount equivalent to one month's rent as penalty for breach of contract.
2. In the event that Party B fails to pay the rent on time, or makes payment with a note which is dishonored, this shall be treated as breach of contract. In addition to being required to pay the rent immediately, Party B shall also be required to pay compensation for breach of contract to the amount of three times the daily rental payment for each day by which payment of rent is overdue.
3. In the event that there is any change in Party B's business registration or chairman during the rental period, they must notify Party A, and must also arrange to have the rental terms re-notarized by the court, otherwise this shall be viewed as breach of contract.

Article 7  Termination of Rental Relationship

1. In the event that any of the following applies to Party B, Party A may terminate this rental contract at any time; in this case, Party B must immediately return the rental property to Party A in its original condition:
2. Where Party B is declared bankrupt by a court, has their property sequestered or leaves the rental property vacant with no business activity being undertaken for a period of two months or more.
3. Where Party B violates any of the provisions of Article 3 or Article 4, and fails to make improvement after being notified to do so.
4. Where Party B is overdue in payment of rent by one month, and violates any of the provisions of Article 1 or Article 6.
5. On the expiry of the rental period, the rental relationship shall automatically be terminated. Party A is not required to notify Party B. Party B shall immediately return the rental property to Party A in its original condition.

Article 8 Points to Note Regarding the Expiry of the Rental Period or Termination of the Rental Contract

1. On the day following the expiry of the rental period or termination of the rental contract, Party B shall return the rental property to Party A

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     in its original condition. If there is any damage to the rental property or its facilities, Party B shall unconditionally be required to repair the damage or make compensation.
2. Within five days of the expiry of the rental period or termination of the rental contract, in the event that any objects, documents or furniture have been left in the rental property by Party B, these shall be treated as having been abandoned, and may be disposed of by Party A as the latter sees fit; Party B shall be required to pay the cost of disposal. Party B may raise no objection to this, and gives up the right of defense.

Article 9  Additional Provisions

1. In the event that Party B wishes to extend the contract, they shall notify Party A at least two months prior to the expiry of the rental period. Party B shall have priority in the extension of contract only if no breach of contract occurred during the rental period. The amount of rental payment shall be agreed separately between the two parties.
2. In the event that breach of contract by Party B results in a lawsuit, all legal expenses and lawyers' fees incurred by Party A shall be paid by Party
     B. Both parties agree that Taipei District Court, Taiwan ROC shall be taken as the court of first instance.
3. Both parties agree that this contract shall not take effect until notarized by Taipei, District Court, Taiwan ROC. Notarization expenses shall be split 50-50 between the two parties.
4. Any written communication between the two parties shall be sent to the addresses noted in this contract. Communications shall be sent by registered post. In the event that either party refuses to accept delivery of a communication, the communication shall be treated as having been delivered.
5. Any matters not covered by this contract shall be settled fairly in accordance with the relevant laws and regulations, normal practice and the principle of integrity.
6. There are three copies of this contract, one each to be retained by Party A and Second Party, and one to be retained by the court after notarization.

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Signatories:

     Party A:
          Lessor:        Chiang Pai-yuan (1/3 holding)
          Address:       3F, 215-1 Chungshan North Road Section
                         Seven, Shihlin District, Taipei City
          ID Card No.:   A129783625

          Lessor:        Chiang Jen-hang (1/3 holding)
          Address:       5F, 6 Lane 81, Chungshan North Road Section
                         Seven, Shihlin District, Taipei City
          ID Card No.:   A121897219

          Lessor:        Chiang Chou-p'ing (1/3 holding)
          Address:       3F, 215-1 Chungshan North Road Section
                         Seven, Shihlin District, Taipei City
          ID Card No.:   A121897228

     Party B:
          Lessee:               AUNET (Taiwan) Ltd.
          Person-in-Charge:     Tseng Ping-ti
          Address:              12F, 6 Minchuan East Road; Section
                                Three, Taipei City
          Representative:       An Juo-ch'u

October 29, 1998

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                        Taipei District Court of Taiwan

                           Division of Notary Public

                           Statement of Notary Public

Date:     Oct. 29, 1998
Ref. No.: (Jen)-87-#173351

Applicant:          Lessor Chiang Pai-yuan
     Sex:           Male
     Native Place:  Taipei City
     DOB:           May 1, 1963
     Occupation:    Business
     ID#:           A121978362
     Address:       3F #215-1, Chung-shan N. Rd., Sec. 7, Taipei City

Applicant:          Lessor Chiang Yen-hang
     Sex:           Male
     Native Place:  Taipei City
     DOB:           Oct. 30, 1965
     Occupation:    Business
     ID#:           A121897219
     Address:       5F #6, Lane 82, Chung-shan N. Rd, Sec. 7, Taipei City

Applicant:          Lessor Chiang Chou-p'ing
     Sex:           Male
     Native Place:  Taipei City
     DOB:           May 6, 1967
     Occupation:    Business
     ID#:           A121897228
     Address:       5F #6, Lane 82, Chung-shan N. Rd., Sec. 7, Taipei City

     Remarks

Applicant:          Lessee AUNET (Taiwan) Ltd. (USA)

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     By:            Tseng Ping-ti (Person-in-Charge)
     Sex:           Male
     Native Place:  USA
     DOB:           Oct. 4, 1942
     Occupation:    Business
     ID#:           D53471124
     Address:       12F, #6, Minchuan E. Road, Sec. 3, Taipei City

     Remarks

Agent for the Lessee:   An Juo-ch'u
     Sex:           Male
     Native Place:  Taipei City
     DOB:           Aug. 20, 1958
     Occupation:    Business
     ID#:           F122234597
     Address:       3F #9-3, Lane 140, Minchuan E. Rd., Sec. 3, Taipei City
     Remarks

Legal act or private fact applied for notary public:

     On account of the aforementioned housing rental contract executed between the Lessors and the Lessee named in the said contract whereas both parties have agreed to observe and execute each and every provision set forth in the said contract, both parties now have sought this notary public in order to legally protect the parties hereto and avoid litigation.

Intent of the Compulsory Enforcement under Application:

     Where the Lessee agrees to pay the rental or fine for breach of contract and vacate the leased premises upon expiry of the contract and the Lessors agree to refund the security deposit as agreed upon, compulsory enforcement shall be put into effect in the event that failure to perform such agreement is noticed to exist. The compulsory enforcement shall apply also to the joint guarantor, if any.

Intent of this notary public and legal basis:

     The attached private agreement is being notarized in pursuance of Articles 4(1) and 11(1)(1) and 11(1)(3) of the Notary Public Law upon the presentation of the concerned documents that were verified to be true and correct in the presence of all interested parties.

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Date and location this statement of notary public is sanctioned:

Oct. 29, 1998, Division of Notary Public, Taipei District Court of Taiwan

This statement of notary public has been acknowledged by the parties present at the scene whose signatures are shown here below:

     Lessor Chiang Pai-yuan (signed and with seal)
     Lessor Chiang Jen-hang (signed and with seal)
     Lessor Chiang Chou-p'ing (signed and with seal)

     Lessee AUNET (Taiwan) Ltd. (USA)
     By:  Tseng Ping-ti (Person-in-Charge) (signed and with seal)

     Agent for the Lessee:  An Juo-ch'u (signed and with seal)

     Cheng Hui-chia (signed)
     Notary Public
     Division of Notary Public
     Taipei District Court of Taiwan

     (With Official Seal)

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